Independent Auditors' Consent


The Board of Directors
Total System Services, Inc.

We consent to the use of our reports incorporated herein by reference.



                                                  /s/KPMG Peat Marwick LLP
                                                  KPMG PEAT MARWICK LLP


Atlanta, Georgia
December 8, 1997



                                  Exhibit 23.1


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